NORTHSTAR VARIABLE TRUST
                  PROSPECTUS SUPPLEMENT DATED FEBRUARY 9, 1998
                       TO PROSPECTUS DATED AUGUST 8, 1997

The disclosure on page 3 of the Prospectus is hereby amended to reflect that:

Effective March 1, 1998, the Northstar Variable Trust Growth Portfolio's (the "Portfolio's") investment strategy will be modified as follows. The Portfolio will invest primarily in companies the portfolio manager identifies as either growth or value through quantitative analysis. Growth companies have above average earnings or sales growth and higher price to earnings ratios. Value companies are temporarily undervalued or out of favor, and tend to have lower price to book ratios, higher earnings or dividend yields and higher returns on equity. The percentage of Portfolio assets allocated to the two different kinds of companies varies depending on the portfolio manager's assessment of economic conditions and investment opportunities.

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   THIS SUPPLEMENT DOES NOT REPLACE ANY PRIOR SUPPLEMENTS TO THE PROSPECTUS.